UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

FARO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Technology Park, Lake Mary, Florida 32746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 333-9911

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	FARO	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Shareholder Litigation and Supplemental Proxy Statement Disclosures

As previously disclosed, on May 5, 2025, FARO Technologies, Inc., a Florida corporation (the “Company” or “FARO”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AMETEK, Inc., a Delaware corporation (“Parent”) and AMETEK TP, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct and wholly-owned subsidiary of Parent.

On June 12, 2025, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the solicitation of proxies in connection with the special meeting of the Company’s shareholders to be held on July 15, 2025, for purposes of voting, among other things, on a proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger.

Following the announcement of the Merger on May 6, 2025, two substantially similar actions have been filed by purported FARO shareholders against FARO and the Company’s board of directors, and FARO has received several demand letters from purported FARO shareholders. On June 19, 2025, a lawsuit styled Sullivan v. FARO Technologies, Inc. et al., Index No. 653711/2025 was filed in the Supreme Court of the State of New York, and on June 20, 2025, a lawsuit styled Brady v. FARO Technologies, Inc. et al., Index No. 653725/2025 was filed in the Supreme Court of the State of New York. The complaints and demand letters assert similar claims against FARO and the Company’s board of directors regarding purported failure in relation to certain disclosures, including under New York state law and under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated under the Exchange Act. The complaints and demand letters allege, among other things, that the Proxy Statement filed with the SEC omitted material information regarding the financial projections, the financial analyses performed by FARO’s financial advisor, potential conflicts of interest of the Company’s board of directors and management, and the sales process leading up to the Merger. The complaints seek to enjoin the Merger unless and until the alleged omitted material information is disclosed, and seek other reliefs, including rescission of the Merger Agreement and/or rescissory damages, compensatory damages, and reimbursement of attorneys’ fees and other litigation costs.

The Company and the other defendants believe that the allegations in the complaints and the demand letters are without merit, that the Proxy Statement fully complies with the Exchange Act and all other applicable law, and that no further disclosure is required. However, solely to avoid the risk of delaying or otherwise adversely affecting the consummation of the Merger and to minimize the expense and distraction of defending such actions, FARO hereby voluntarily amends and supplements the Proxy Statement as set forth in this Current Report on Form 8-K. Nothing in the supplemental disclosures set forth below should be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

The FARO board of directors unanimously recommends that you vote: (i) “FOR” the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger; (ii) “FOR” the proposal to adjourn the special meeting to a later date or dates if necessary; and (iii) “FOR” the non-binding, advisory proposal to approve certain compensation that will or may become payable to FARO’s named executive officers in connection with the Merger, each as described in the Proxy Statement.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. All page references in this Current Report on Form 8-K are to pages of the Proxy Statement, and all terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. The following information should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement

The disclosure on pages 31 – 39 of the Proxy Statement under the heading “The Merger - Background of the Merger” is hereby supplemented by adding the underlined disclosure to the second full paragraph on page 33 of the Proxy Statement:

Beginning the week of January 13, 2025, representatives of Evercore initiated confidential discussions with 36 strategic and financial parties to explore their potential interest in pursuing a strategic transaction with the Company. Following this initial outreach, the Company entered into confidentiality agreements with 14 potentially interested parties, 12 of which had customary “standstill” provisions with “don’t-ask-don’t-waive” language intended to cause such party to submit their highest and best proposals in a competitive auction environment. None of the confidentiality agreements that included customary “standstill” provisions precluded such party from submitting a topping bid for the Company. Additionally, starting the week of January 13, 2025, the Strategic Alternatives Committee began meeting on a weekly basis, and the full Board began meeting on a bi-weekly basis, to receive updates from FARO Senior Management on outreach and other process-related issues.

The disclosure on pages 31 – 39 of the Proxy Statement under the heading “The Merger - Background of the Merger” is hereby supplemented by adding the underlined disclosure to the first full paragraph on page 34 of the Proxy Statement:

On March 6, 2025, representatives of AMETEK submitted an indication of interest whereby AMETEK proposed an all-cash purchase price of $36 per share. In neither the March 6, 2025 indication of interest nor any subsequent submission of indication of interest did AMETEK include or provide any proposed terms or guarantee of employment of the Company’s executive officers should a proposed transaction be completed.

The disclosure on pages 39– 43 of the Proxy Statement under the heading “The Merger - Recommendation of Our Board of Directors and Reasons for the Merger - Reasons for the Merger” is hereby supplemented by adding the underlined disclosure to the sixth full bullet paragraph on page 40 of the Proxy Statement:

•

the fact that the Merger Agreement was the product of arm’s length negotiations overseen by the Board, with all but one of its members being independent, as well as the belief of the Board, based on these negotiations, that these were the most favorable terms to FARO and its shareholders on which Parent was willing to agree under the then-current facts and circumstances;

The disclosure on pages 45 – 46 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Discounted Cash Flow Analysis” is hereby supplemented by adding the underlined disclosure to the last paragraph beginning on page 45 of the Proxy Statement:

Evercore calculated terminal values for FARO by applying a range of perpetuity growth rates of 4.0% to 6.0%, which range was selected based on FARO management guidance and Evercore’s professional judgment and experience, to an estimate of the unlevered, after-tax free cash flows of approximately $79 million that FARO was forecasted to generate in the terminal year based on the Forecasts.

The disclosure on pages 45 – 46 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Discounted Cash Flow Analysis” is hereby supplemented by adding the underlined disclosure to the first full paragraph on page 46 of the Proxy Statement:

The cash flows and terminal values in each case were then discounted to present value as of March 31, 2025 using discount rates ranging from 12.5% to 14.5%, representing an estimate of FARO’s weighted average cost of capital, as estimated by Evercore based on its professional judgment and experience, and based on the application of the capital asset pricing model, which requires certain company-specific inputs, including debt to equity ratio, debt to total capitalization ratio, pre-tax cost of debt, and levered and unlevered betas, as well as certain financial metrics for the United States financial markets generally, to derive implied enterprise value reference ranges for FARO. Based on these ranges of implied enterprise values, FARO’s estimated net cash of approximately $24 to $31 million (taking into account conversion of the Convertible Notes, assuming cash settlement and no potential impact of the make-whole provision, per FARO management guidance) as of March 31, 2025, and the number of fully diluted outstanding shares of FARO common stock of approximately 21.2 million as of March 31, 2025, in each case as provided by FARO’s management, this analysis indicated ranges of implied equity values per share of FARO common stock of $30.25—$46.25 (rounded to the nearest $0.25), compared to the closing price of FARO common stock of $31.45 on May 5, 2025 and the Merger Consideration of $44.00 in cash per share of FARO common stock.

The disclosure on pages 46 – 47 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Selected Publicly Traded Companies Analysis” is hereby supplemented by deleting the text that is struck through and adding the underlined text in the first paragraph and table following the first paragraph and replacing the table following the third paragraph in such section on page 46 of the Proxy Statement:

Evercore reviewed and compared certain financial information of FARO to corresponding financial multiples and ratios for the ~~following~~ selected publicly traded companies in the measurement and imaging industry listed in the table below.~~:~~

•	~~Basler Aktiengesellschaft~~

•	~~Cognex Corporation~~

•	~~Datalogic S.p.A.~~

•	~~Hexagon AB~~

•	~~NOVANTA INC.~~

•	~~Renishaw Plc~~

•	~~Spectris Plc~~

•	~~Teledyne Technologies Incorporated~~

•	~~Trimble Inc.~~

•	~~Zebra Technologies Corporation~~

For each of the selected companies, Evercore calculated total enterprise value (defined as equity market capitalization plus total debt plus non-controlling interests, less cash and cash equivalents) as a multiple of estimated calendar years 2025 and 2026 earnings before interest, taxes, depreciation and amortization of the selected company unburdened by stock-based compensation (“Adjusted EBITDA”), adjusted, as applicable, to reconcile between IFRS and GAAP (such multiples referred to as “TEV / 2025E Adjusted EBITDA” and “TEV / 2026E Adjusted EBITDA,” respectively), based on share prices as of May 5, 2025. Estimated financial data of the selected companies were based on publicly available research analysts’ estimates.

The analysis indicated the following:

~~Benchmark~~	~~Median~~
~~TEV / 2025E Adjusted EBITDA~~	~~16.5x~~
~~TEV / 2026E Adjusted EBITDA~~ 	~~14.3x~~

	TEV / 2025E	TEV / 2026E
Company	Adjusted EBITDA	Adjusted EBITDA
Basler Aktiengesellschaft	29.0x	13.6x
Cognex Corporation	18.2x	15.1x
Datalogic S.p.A.	8.4x	6.9x
Hexagon AB	17.5x	16.2x
NOVANTA INC.	20.2x	18.1x
Renishaw Plc	10.0x	9.3x
Spectris Plc	8.9x	8.0x
Teledyne Technologies Incorporated	16.5x	15.3x
Trimble Inc.	16.5x	15.1x
Zebra Technologies Corporation	13.3x	12.1x
Median	16.5x	14.3x

The disclosure on pages 46 – 47 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Selected Publicly Traded Companies Analysis” is hereby supplemented by adding the underlined disclosure to the last paragraph beginning on page 46 of the Proxy Statement:

Based on these ranges of implied enterprise values, FARO’s estimated net cash of approximately $23 to $31 million (taking into account conversion of the Convertible Notes, assuming cash settlement and no potential impact of the make-whole provision, per FARO management guidance) as of March 31, 2025, and the number of fully diluted outstanding shares of FARO common stock of approximately 21.2 million as of March 31, 2025, in each case as provided by FARO’s management, this analysis indicated a range of implied equity values per share of FARO common stock as set forth in the table below (rounded to the nearest $0.25), compared to the closing price of FARO common stock of $31.45 on May 5, 2025, and the Merger Consideration of $44.00 in cash per share of FARO common stock.

The disclosure on pages 47 – 48 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Selected Precedent Transactions Analysis” is hereby supplemented by deleting the text that is struck through and adding the underlined text in the first paragraph, the second paragraph, the table following the second paragraph, the third paragraph, and adding the underlined text following the third paragraph in such section on pages 47 – 48 of the Proxy Statement:

Evercore reviewed, to the extent publicly available, financial information related to the ~~following~~ selected transactions involving target companies in the measurement and imaging industry listed in the table below.

~~The selected transactions reviewed by Evercore, and the date each was announced were as follows:~~

~~Date Announced~~	~~Acquirer~~	~~Target~~
~~7/16/2024~~	~~Spectris plc~~	~~MICROMERITICS INSTRUMENT CORPORATION~~
~~3/28/2024~~	~~KEYSIGHT TECHNOLOGIES, INC.~~	~~Spirent Communications plc~~
~~12/28/2023~~	~~ENPRO INC.~~	~~Advanced Micro Instruments, Inc.~~
~~4/12/2023~~ 	~~Emerson Electric Co.~~	~~NATIONAL INSTRUMENTS CORPORATION~~
~~9/13/2022~~	~~IDEX CORPORATION~~	~~Muon B.V.~~
~~8/8/2022~~	~~NORDSON CORPORATION~~	~~CYBEROPTICS CORPORATION~~
~~5/10/2022~~	~~Spectris plc~~	~~Dytran Instruments, Inc.~~
~~4/19/2022~~	~~Arcline Investment Management LP~~	~~OMEGA Engineering, Inc.~~
~~8/24/2021~~	~~NORDSON CORPORATION~~	~~NDC TECHNOLOGIES, INC.~~
~~5/13/2021~~	~~Intertek Group plc~~	~~SAI Global Assurance Services Limited~~
~~4/1/2021~~	~~Spectris plc (via subsidiary Hottinger Brüel & Kjær A/S)~~	~~Concurrent Real-Time, Inc.~~
~~2/12/2021~~	~~Sensata Technologies Holding plc~~	~~Xirgo Technologies, LLC~~
~~1/4/2021~~	~~Teledyne Technologies Incorporated~~	~~FLIR SYSTEMS, INC.~~
~~12/9/2020~~	~~AMPHENOL CORPORATION~~	~~MTS Systems Corporation~~
~~11/9/2020~~	~~SGS SA~~	~~SYNLAB Analytics & Services B.V.~~
~~4/17/2017~~	~~AMETEK, Inc.~~	~~MOCON, Inc.~~

For each selected transaction, Evercore calculated total enterprise value (defined as equity market capitalization plus total debt plus non-controlling interests, less cash and cash equivalents) as a multiple of last-twelve-months’ Adjusted EBITDA for the target company at the time of the announcement of the applicable transaction, adjusted, as applicable, to reconcile between IFRS and GAAP (which is referred to as “TEV / LTM Adjusted EBITDA”). Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. ~~This analysis indicated a median TEV / LTM Adjusted EBITDA multiple of 16.0x.~~

This analysis indicated the following:

TEV / LTM
Date Announced	Acquirer	Target	Adjusted EBITDA
7/16/2024	Spectris plc	MICROMERITICS INSTRUMENT CORPORATION	18.0x
3/28/2024	KEYSIGHT TECHNOLOGIES, INC.	Spirent Communications plc	29.0x
12/28/2023	ENPRO INC.	Advanced Micro Instruments, Inc.	13.0x
4/12/2023	Emerson Electric Co.	NATIONAL INSTRUMENTS CORPORATION	20.9x
9/13/2022	IDEX CORPORATION	Muon B.V.	15.2x
8/8/2022	NORDSON CORPORATION	CYBEROPTICS CORPORATION	18.5x
5/10/2022	Spectris plc	Dytran Instruments, Inc.	15.8x
4/19/2022	Arcline Investment Management LP	OMEGA Engineering, Inc.	20.4x
8/24/2021	NORDSON CORPORATION	NDC TECHNOLOGIES, INC.	12.0x
5/13/2021	Intertek Group plc	SAI Global Assurance Services Limited	15.5x
4/1/2021	Spectris plc (via subsidiary Hottinger Brüel & Kjær A/S)	Concurrent Real-Time, Inc.	16.0x
2/12/2021	Sensata Technologies Holding plc	Xirgo Technologies, LLC	16.0x
1/4/2021	Teledyne Technologies Incorporated	FLIR SYSTEMS, INC.	15.4x
12/9/2020	AMPHENOL CORPORATION	MTS Systems Corporation	13.7x
11/9/2020	SGS SA	SYNLAB Analytics & Services B.V.	16.2x
4/17/2017	AMETEK, Inc.	MOCON, Inc.	16.8x
12/12/2016	Teledyne Technologies Incorporated	E2V TECHNOLOGIES PLC	12.5x
Median			16.0x

The disclosure on pages 47 – 48 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - Selected Precedent Transactions Analysis” is hereby supplemented by adding the underlined disclosure to the second full paragraph on page 48 of the Proxy Statement:

Based on these ranges of implied enterprise values, FARO’s estimated net cash of approximately $13 to $31 million (taking into account conversion of the Convertible Notes, assuming cash settlement and includes the potential impact of the make-whole provision, per FARO management guidance) as of March 31, 2025, and the number of fully diluted outstanding shares of FARO common stock of approximately 21.2 million as of March 31, 2025, in each case as provided by FARO’s management, this analysis indicated a range of implied equity values per share of FARO common stock of $27.75 to $44.50 (rounded to the nearest $0.25), compared to the closing price of FARO common stock of $31.45 on May 5, 2025, and the Merger Consideration of $44.00 in cash per share of FARO common stock.

The disclosure on pages 48 – 49 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Other Factors - Premia Paid Analysis” is hereby supplemented by adding the underlined disclosure and deleting the text that is struck through in the last paragraph beginning on page 48 of the Proxy Statement:

Using publicly available information, Evercore reviewed ~~certain~~ 492 selected acquisition transactions involving publicly traded companies across all industries, including 132 selected acquisition transactions involving publicly traded companies within the technology industry specifically.

The disclosure on page 49 of the Proxy Statement under the heading “The Merger - Fairness Opinion of Evercore Group L.L.C. - Other Factors - Equity Research Analysts’ Price Targets” is hereby supplemented by adding the underlined disclosure to the first full paragraph on page 49 of the Proxy Statement:

Evercore reviewed selected publicly available share price targets of two research analysts’ estimates known to Evercore as of May 5, 2025, noting that low and high share price targets for FARO common stock ranged from $38.00 to $45.00, compared to the closing price of FARO common stock of $31.45 on May 5, 2025, and the Merger Consideration of $44.00 (calculated as described above). Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of FARO common stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of FARO and future general industry and market conditions.

The disclosure on page 52 of the Proxy Statement under the heading “The Merger - Interests of the Directors and Executive Officers of FARO in the Merger” is hereby supplemented by adding the underlined disclosure in a new paragraph which follows the first paragraph on page 53 of the Proxy Statement:

In addition to interests in the Merger that may be different from, or in addition to, your interests as a shareholder generally, our directors and executive officers also own shares of FARO common stock for which they are entitled to receive the Merger Consideration of $44.00 per share, like all our shareholders. See “Security Ownership of Certain Beneficial Owners and Management” for more information about the FARO common stock they own.

Antitrust Update

Effective as of 12:50 p.m. Eastern Time on June 12, 2025, the Federal Trade Commission granted FARO and AMETEK’s request for early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Merger. On June 26, 2025, the German Federal Cartel Office granted clearance of the Merger under the Act against Restraints of Competition (Gesetz gegen Wettbewerbsbeschränkungen). On June 28, following expiration of the waiting period, the Austrian Federal Competition Authority under the Austrian Cartel Act (Kartellgesetz) provided clearance of the Merger. The Merger remains subject to antitrust approval in Romania.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, such as the proposed Merger and the ability to consummate the proposed Merger, demand for and customer acceptance of the Company’s products, the Company’s product development and product launches and the Company’s growth, strategic and restructuring plans and initiatives. Statements that are not historical facts or that describe the Company’s plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “believe,” “expect,” “anticipate,” “estimate,” “could,” “will” and similar expressions or discussions of the Company’s plans or other intentions identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements. Factors that could cause actual results to differ materially from what is expressed or forecasted in such forward-looking statements include, but are not limited to:

•

the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to adopt and approve the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger;

•	the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business;

•	the effect of the announcement of the Merger on FARO’s operating results and business generally;

•

the effect of the announcement of the Merger on the Company’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business;

•	the risk that the Company’s stock price may decline significantly if the Merger is not consummated;

•	the nature, cost and outcome of any legal proceedings, including any such proceedings related to the Merger;

•	the risk that the Merger Agreement may be terminated in circumstances requiring FARO to pay a termination fee of approximately $28 million;

•	the amount of costs, fees and expenses related to the Merger;

•	other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all; and

•

other risks and uncertainties discussed in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 24, 2025, as updated by the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other subsequent SEC filings.

Forward-looking statements in this Current Report on Form 8-K represent the Company’s judgment as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Additional Information and Where to Find It

This report relates to the proposed Merger of FARO and Merger Sub, a wholly owned subsidiary of Parent, pursuant to the terms of the Merger Agreement. On June 12, 2025, FARO filed with the SEC and commenced mailing to shareholders the Proxy Statement and a proxy card with respect to a special meeting of shareholders to be held on July 15, 2025 to approve the Merger. Shareholders of FARO are urged to read the Proxy Statement and other relevant materials because they contain important information about FARO, Parent, Merger Sub and the Merger. Shareholders may obtain a free copy of these materials and other documents filed by FARO with the SEC at the SEC’s website at www.sec.gov, at FARO’s website at http://www.faro.com or by sending a written request to the Company’s Corporate Secretary at the Company’s principal executive offices at 125 Technology Park, Lake Mary, Florida 32746.

Participants in the Solicitation

FARO, its directors and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of FARO’s shareholders in connection with the Merger and any direct or indirect interests they have in the Merger are set forth in Proxy Statement. Information relating to the foregoing can also be found in FARO’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 24, 2025 and FARO’s definitive proxy statement for its 2025 Annual Meeting of Shareholders filed with the SEC on April 10, 2025. To the extent that holdings of FARO’s securities have changed from the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

July 2, 2025	/s/ Matthew Horwath
	By:	Matthew Horwath
	Its:	Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)